                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                ______________

                                 F O R M  8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 2, 1997


                              CIT RV Trust 1997-A

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            (Exact name of registrant as specified in its charter)



                                   Delaware


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                (State or other jurisdiction of incorporation)



       000-23507                                      Applied for
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(Commission File Number)                      (IRS Employer Identification No.)


                           c/o First Omni Bank, N.A.
                              499 Mitchell Street
                               Mail Stop 101-591
                           Millsboro, Delaware 19966


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             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (410) 244-4238


                                      N/A

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        (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On December 2, 1997 The CIT Group Securitization Corporation II (the "Company") sold $40,300,000 aggregate principal amount of Class A-1 5.80% Asset-Backed Notes, $32,000,000 aggregate principal amount of Class A-2 5.985% Asset-Backed Notes, $89,000,000 aggregate principal amount of Class A-3 6.018% Asset-Backed Notes, $128,000,000 aggregate principal amount of Class A-4 6.200%

Asset-Backed Notes, $74,000,000 aggregate principal amount of Class A-5 6.250% Asset-Backed Notes, $106,000,000 aggregate principal amount of Class A-6 6.350% Asset-Backed Notes, $49,700,000 aggregate principal amount of Class A-7 6.400% Asset-Backed Notes, $31,000,000 aggregate principal amount of Class B 6.450% Asset-Backed Notes (the "Notes") and $14,122,864 aggregate principal amount of 6.800% Asset-Backed Certificates (the "Certificates"). The Notes and the Certificates have the benefit of certain funds deposited in a reserve account established pursuant to a Sale and Servicing Agreement annexed hereto as Exhibit
4.3 (the "Sale and Servicing Agreement"). The Notes and Certificates were offered for sale to the public pursuant to a prospectus supplement dated November 20, 1997 to the prospectus dated October 29, 1997 (the "Prospectus").

          The Certificates represent an ownership interest in the CIT RV Trust 1997-A (the "Trust") and the Notes represent obligations of the Trust. The Trust was created, and the Certificates were issued, pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture annexed hereto as Exhibit 4.1.

          The property of the Trust primarily consists of a pool of simple interest retail installment sale contracts and direct loans secured by the new and used recreational vehicles financed thereby (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $11,282,457 which was deposited in the reserve account from the proceeds of loan made by The CIT Group/Sales Financing, Inc. pursuant to a Loan Agreement annexed hereto as Exhibit 10.2.

          All of the Contracts were acquired by the Company from The CIT Group/Sales Financing, Inc. pursuant to the terms of a Purchase Agreement annexed hereto as Exhibit 10.1, and sold by the Company to the Trust pursuant to the Sale and Servicing Agreement.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c)  Exhibits.

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

Exhibit No.    Description
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       1.1   Underwriting Agreement among The CIT Group Securitization
             Corporation II, The CIT Group/Sales Financing, Inc., The CIT Group, Inc. and Credit Suisse First Boston Corporation on behalf of itself and as representative of the several underwriters dated November 20, 1997.

       4.1 Indenture between the CIT RV Trust 1997-A and Harris Trust and Savings Bank, as Indenture Trustee, dated as of November 1, 1997.

       4.2 Trust Agreement between The CIT Group Securitization Corporation II and First Omni Bank, N.A., as Owner Trustee, dated as of November 1, 1997.

       4.3 Sale and Servicing Agreement between The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc. and the CIT RV Trust 1997-A, dated as of November 1, 1997.

       10.1 Purchase Agreement between The CIT Group/Sales Financing, Inc. and The CIT Group Securitization Corporation II, dated as of November 1, 1997.

       10.2 Loan Agreement among CIT RV Trust 1997-A, Harris Trust and Savings Bank, as Indenture Trustee and The CIT Group/Sales Financing, Inc., as Servicer and Lender.


                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CIT RV TRUST 1997-A


                              By:  First Omni Bank, N.A., as Owner Trustee


                                   /s/ DAVID L. WILLIAMS
                              By:  _____________________________
                              Name:    David L. Williams
                              Title:   Vice President



Dated:    December 16, 1997